UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): October 24, 2016

COOPER-STANDARD HOLDINGS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-36127	20-1945088
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

39550 Orchard Hill Place Drive

Novi, Michigan 48375

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (248) 596-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 24, 2016, Cooper-Standard Holdings Inc. (the “Company”) announced preliminary estimates of its financial results as of and for the quarter ended September 30, 2016. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth therein by specific reference to such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description
99.1	Press Release of the Company dated October 24, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cooper-Standard Holdings Inc.

Date:	October 24, 2016	By:	/s/ Aleksandra A. Miziolek
		Name:	Aleksandra A. Miziolek
		Title	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description
99.1	Press Release of the Company dated October 24, 2016